SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                             __________

                              FORM 8-K

                           CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934
                             __________

                             May 1, 1998
              Date of Report (Date of earliest event reported)

                          METRISA, INC.
               (Exact name of registrant as specified in charter)

   	   Delaware			0-16152			04-2891557
        (State or other   (Commission File Number)             (IRS Employer
        jurisdiction of                                        Identification
	incorporation)					             Number)

                            25 Wiggins Avenue
                   Bedford, Massachusetts  01730-2323
            (Address of principal executive offices and zip code)

                            (617) 275-3300
           (Registrant's telephone number, including area code)

                             HOLOMETRIX, INC.
       (Former name or former address, if changed since last report)



	Item 5.	Other Events.

		The Registrant issued a Press Release on May 1, 1998 announcing its reorganization.

	Item 7.	Financial Statements, Pro Forma Financial Information and
                Exhibits.

		The following exhibit is filed with this Current Report on Form 8-K.

		Exhibit No.			Description

                        99                   Press Release dated May 1, 1998



                                     SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                METRISA, INC.


                                                      /s/ John E. Wolfe
Date:	May 5, 1998				By:__________________________
						     John E. Wolfe, President